              As filed with the Securities and Exchange Commission
                                  June 16, 1997
                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933



                        MILLENNIUM PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                          04-3177038
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification Number)

                               640 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)


                           1996 EQUITY INCENTIVE PLAN
                            (Full title of the plan)


                                  MARK J. LEVIN
                             CHIEF EXECUTIVE OFFICER
                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (617) 679-7000
          (Telephone number, including area code, of agent for service)


                                                     CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                Proposed                     Proposed
    Title of Securities            Amount to be             maximum offering            maximum aggregate              Amount of
     to be Registered               Registered               price per share              offering price            registration fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock,
$.001 par value                 2,000,000 shares(1)            $16.25 (2)                 $32,500,000 (2)               $9,849 (3)
====================================================================================================================================

--------------------------

(1)  To be offered by the Registrant pursuant to the Plan described herein.
(2) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock on the Nasdaq National Market on June 11, 1997 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.
(3)  Computed in accordance with Securities Act Rules 457(c) and (h).


                     Statement of Incorporation by Reference
                     ---------------------------------------


     This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8, File No. 333-15353 filed by the Registrant on November 1, 1996, relating to the 1996 Equity Incentive Plan of Millennium Pharmaceuticals, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts on the 16th day of June, 1997.


                                            MILLENNIUM PHARMACEUTICALS, INC.



                                            By: /s/ Mark J. Levin
                                                ------------------------------
                                                Mark J. Levin
                                                Chief Executive Officer



                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Millennium Pharmaceuticals, Inc. hereby severally constitute Mark J. Levin, Steven H. Holtzman and Steven D. Singer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Millennium Pharmaceuticals, Inc. to comply with all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                             Title                       Date
    ---------                             -----                       ----

/s/ Mark J. Levin                Chief Executive Officer and      June 16, 1997
---------------------------      Director (Principal Executive
Mark J. Levin                    Officer)

/s/ Steven H. Holtzman           Chief Business Officer           June 16, 1997
---------------------------      (Principal Financial
Steven H. Holtzman               Officer)

/s/ Peter J. Courossi            Director of Finance              June 16, 1997
---------------------------      (Principal Accounting
Peter J. Courossi                Officer)

/s/ Joshua Boger                 Director                         June 16, 1997
---------------------------
Joshua Boger

/s/ Eugene Cordes                Director                         June 16, 1997
---------------------------
Eugene Cordes

/s/ A. Grant Heidrich, III       Director                         June 16, 1997
---------------------------
A. Grant Heidrich, III

/s/ William W. Helman            Director                         June 16, 1997
---------------------------
William W. Helman

/s/ Raju Kucherlapati            Director                         June 16, 1997
---------------------------
Raju Kucherlapati

/s/ Eric Lander                  Director                         June 16, 1997
---------------------------
Eric Lander

                                  EXHIBIT INDEX



Exhibit Number                           Description
--------------                           -----------

      4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registrant's Quarterly Report on Form 10-Q, filed June 20, 1996).

      4.2 Restated By-Laws of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q, filed June 20, 1996).

      4.3 Specimen Certificate representing shares of the Registrant's $.001 par value Common Stock (incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1, filed May 2, 1996).

      5.1*          Opinion of Hale and Dorr LLP.

     23.2*          Consent of Ernst & Young LLP.

     23.3*          Consent of Arthur Andersen LLP.

     24.1*          Consent of Hale and Dorr LLP (included in Exhibit 5.1).

     25.1*          Power of Attorney (see signature pages of this Registration
                    Statement).

---------------
*  Filed herewith.  All other exhibits previously filed.